UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

  [X]  Preliminary Information Statement.

  [  ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

  [  ]  Definitive Information Statement.

PITOOEY!, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

  [X]  No fee required.

  [  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

  [  ]  Fee paid previously with preliminary materials.

  [  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

1)

Amount previously paid:

2)

Form, schedule or registration statement no.:

3)

Filing party:

4)

Date filed:

10429 S. 51st Street, Suite 225  ◆  Phoenix, Arizona 85044  ◆  (480) 755-0591  ◆  Fax: (602) 297-6658

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

May 20, 2015

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on April 7, 2015 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•

A change of our corporate name to Raadr, Inc.

•

An amendment to our Articles of Incorporation to be filed with the Secretary of State of Nevada to effect the change of our corporate name.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There were 103,624,651 shares of our common stock, issued and outstanding and 324,875 shares of our series A preferred stock outstanding on May 15, 2015.  Each share of our common stock is entitled to one vote in connection with the matters described.

The actions have been approved by our board of directors and by the written consent of the holders of a majority of our voting shares. As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement on or about May ___, 2015 to stockholders of record of the company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Jacob DiMartino

Phoenix, Arizona

May 20, 2015

APPRAISAL RIGHTS

Nevada law does not provide for any right of appraisal or redemption in connection with the name change.  The stockholders are not entitled to receive consideration in lieu of the shares of Raadr.

EFFECTIVE TIME

The name change will be effective in the State of Nevada on the last to occur of the following (the “Effective Time”):

•

the date and time specified in a certificate of amendment meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or

•

8:00 o’clock A.M. E.S.T. on the day after the twentieth day following the mailing of this Information Statement meeting the requirements of Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about May ___, 2015.  The following questions and answers are intended to respond to frequently asked questions concerning the change of our corporate name.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHY IS THE COMPANY CHANGING ITS NAME TO RAADR, INC.?

A:  We are changing the corporate name because we have acquired RAADR, software for social media monitoring.  Therefore, the new name reflects our new product.  See “Reasons for our Name Change.”

Q: HOW WILL THE NAME CHANGE AFFECT OUR ARTICLES OF INCORPORATION AND BYLAWS?

A. The new name will be the only change to our Articles of Incorporation or Bylaws.

Q:  WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE NAME CHANGE?

A:  The board of directors has already approved the name change plan and has received the written consent of our shareholders who represent a majority of our outstanding voting shares.  Under the Nevada Revised Statutes and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote.  Since we already have received confirmation that a majority of our voting shares have approved the transaction discussed herein, a formal shareholders meeting is not necessary and represents a substantial and avoidable expense.

Q:  HOW WILL THE NAME CHANGE AFFECT THE NUMBER OF SHARES OF CAPITAL STOCK WE ARE AUTHORIZED TO ISSUE?

A:  The name change will not change the number of common shares we are authorized to issue and will remain unchanged at 500,000,000.  400,000,000 are common shares and 100,000,000 are preferred shares.

Q:  HOW WILL THE NAME CHANGE AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A:  Our officers, directors and employees will not change.  We will continue our business at the same locations and with the same assets.

Q:  HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A:  The action described in this Information Statement will not affect your securities or your percentage of ownership on the company.

Q: HOW DO I EXCHANGE COMPANY CERTIFICATES FOR CERTIFICATES OF RAADR?

A:  Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares.  If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing our shares to the address set forth in the letter.  Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, we will issue a certificate with our new name representing the same number of shares as soon as practical after the Effective Time of the name change.  If you hold our stock in street name or in a brokerage account, your broker will manage the name change.

Q:  WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A:  You are not required to surrender your certificates representing company shares to receive a new certificate.  However, until you receive your new shares you are entitled to receive notice of or vote at stockholder meetings and receive dividends or other distributions on your shares.

Q:  WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A:  If you have lost your company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.  Our transfer agent is:

Manhattan Transfer Registrar Co.

Transfer Agent

531 Cardens Court

Erie, CO  80516

631-928-7655

http://www.mtrco.com

John Ahearn

jahearn@mtrco.com

631-928-7655

Q:  CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A:  No.  Nevada law does not provide for any right of appraisal or redemption in connection with the name change.  The stockholders are not entitled to receive consideration in lieu of the shares of Raadr.

Q:  WHO WILL PAY THE COSTS OF NAME CHANGE?

A.  We will pay all of the costs of the name change in Nevada, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the company for certificates with the name of Raadr.  We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the name change.

Q:  WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:  We believe that the name change is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name.  EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE NAME CHANGE

REASONS FOR OUR NAME CHANGE

We have combined our social media expertise with the RAADR software platform, which allows for proactive social network monitoring, sentiment analysis and influencer discovery. Because of our acquisition of RAADR, we believe our corporate name is more appropriate if it reflects the name of our signature product.

Business of PITOOEY!, Inc.

PITOOEY!, Inc. is a complete digital marketing agency offering small businesses unique service packages based on the clients’ desires and the type of following or “reach” they would like to establish. PITOOEY! provides small businesses with the infrastructure, software and services that generate social media engagement, capture leads and drive online and offline sales. For more information, please visit: www.raadr.com

DIRECTORS AND EXECUTIVE OFFICERS

Jacob DiMartino has been president and a director since May 12, 2014 and chief executive officer from December 24, 2012 to May 12, 2014 and since January 18, 2015.

NAME	AGE	POSITION
Jacob DiMartino	35	President, Chief Executive Officer and Director

VOTING SECURITIES & OWNERSHIP THEREOF

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of the company’s Common Stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of the company’s Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer at any time during the year ended December 31, 2014, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on December 31, 2014 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on December 31, 2014, and (vi) all directors and officers as a group.  None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries.  Information with respect to officers, directors and their families is as of December 31, 2014 and is based on the books and records of the company and information obtained from each individual.  Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission.  Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name and Address of Beneficial Owner(1)	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned(7)	Percentage of Class (6)

Jacob DiMartino President, Chief Executive Officer and Director	Common Stock	10,000,000	9.65%
Frederick Lawrence 16540 E. El Lago Blvd. #40 Fountain Hills, AZ 85268	Common Stock	9,973,000	9.62%
Richard Hybner(2) 12235 S Honah Lee Ct Phoenix, AZ 85044	Common Stock	10,000,000	9.65%
PBDC LLC(3) 1525 NE 1st Ave Fort Lauderdale, FL 33304	Common Stock	10,000,000	9.65%
World Market Ventures, LLC(4) 1835 E. Hallandale Bch Blvd, #686 Hallandale Beach, FL 33009	Common Stock	10,000,000	9.65%
Enterprise Solutions, LLC (5) 1007 N Federal Hwy #172 Fort Lauderdale, FL 33304	Common Stock	10,000,000	9.65%
Michael L. Robinson 15139 E Cholla Crest Trail Fountain Hills, AZ 85268	Common Stock	9,050,000	8.73%
Harold Sciotto 3812 N Gilantin Mesa, AZ 85215	Common Stock	7,623,864	7.36

All Officers & Directors As a Group (1 Person)		10,000,000	9.65%

(1)

The address of each person, unless otherwise noted is 10429 South 51st Street, Suite 225, Phoenix, AZ  85044.

(2)

Richard Hybner was chief executive officer from May 12, 2014 to January 17, 2015.

(3)

The natural person with dispositive authority over securities of the company is Adrian McKenzie, Managing Member, at the above address.

(4)

The natural person with dispositive authority over securities of the company is Chad Curtis, Managing Member, at the above address.

(5)

The natural person with dispositive authority over securities of the company is Joseph Babiak, Managing Member, at the above address.

(6)

Based on a total of 103,624,651 shares of our Common Stock outstanding.

(7)

All named persons own the shares beneficially and of record and have exclusive voting, investment and dispositive power.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years December 31, 2014 and 2013, and whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 2014 and 2013, for services rendered in all capacities to us.  The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Hybner, Chief Executive Officer(1)	2014 2013	72,000 72,000	-0-	-0-	-0-	-0-	-0-	-0-	72,000 72,000
Jacob DiMartino, President, CEO and Director(2)	2014 2013	72,000 72,000	-0-	-0-	-0-	-0-	-0-	-0-	72,000 72,000

(1) Richard Hybner was chief executive officer from May 12, 2014 to January 17, 2015.

(2) Jacob DiMartino has been president and a director since May 12, 2014 and chief executive officer from December 24, 2012 to May 12, 2014 and since January 18, 2015.

Board of Directors and Committees

Each director holds office until the next annual meeting of shareholders and until his successor is elected and qualified.  At present, the Company’s bylaws require no less than one director.  Currently, there is one director of the Company.  The bylaws permit the Board of Directors to fill any vacancy and the new director may serve until the next annual meeting of shareholders and until his successor is elected and qualified.  Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.  There are no family relations among any officers or directors of the Company.  At present, the Board of Directors has established an audit, executive and compensation committees.  However, no members have been appointed to any of the committees.

Employment Agreements

Currently, we have no employment agreements with any of our Directors or Officers. However, Richard Hybner was covered by an employment agreement during the term of his employment.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC.  Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: 2014.

Outstanding Equity Awards at Fiscal Year-End.

There were no unexercised options; stock that had not vested; or equity incentive plan awards for any of our Directors or Officers in the last two years.

ADDITIONAL INFORMATION

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment.  Your consent to the actions is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

PITOOEY!, INC.

DATED: MAY 20, 2015

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PITOOEY!, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I: The name of the corporation shall be: "Raadr, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 48.22%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Reset

A-1

EXHIBIT B

LETTER OF TRANSMITTAL

To Accompany Certificates Representing

Shares of Nevada Common Stock of

PITOOEY!, Inc.

(a Nevada Corporation)

Converted into a Right to Receive Shares of Nevada Common Stock of Raadr, Inc.

(a Nevada Corporation)

Pursuant to the Company name change in the state of Nevada

Surrender Certificates for Shares of Nevada Common Stock

of PITOOEY!, Inc. to:

MANHATTAN TRANSFER REGISTRAR CO.

By Mail or By Hand:

Manhattan Transfer Registrar Co.

531 Cardens Court
Erie, CO  80516

For information call:

Tel: 631-928-7655

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.  If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

DESCRIPTION OF CERTIFICATES SURRENDERED

Name(s) and Address(es) of	Certificate(s) Enclosed
Registered Owner(s)	(Attach additional list if necessary)
(Please fill in, if blank)

Total Number
of Shares
	Certificate	Represented by
	Number(s)	Certificate(s)

Total Shares:

SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby surrenders the Certificate(s) listed above (the “PITOOEY! Certificates”) representing shares of common stock, $.001 par value per share (the “PITOOEY! Shares”), of PITOOEY!, Inc., a Nevada corporation (the “Company”), for cancellation in exchange for shares of common stock, $.001 par value per share, (“Raadr Shares”), of Raadr, Inc. at the exchange ratio of one Raadr Share for one PITOOEY! Share surrendered hereby, effective for shareholders of record on the Effective Date specified in the Information Statement of which this Letter of Transmittal is a part.  The undersigned understands that the exchange of PITOOEY! Shares is subject to the terms and conditions set forth in the accompanying Instruction.

The undersigned understands that, unless appropriate written instructions are given by the undersigned to Manhattan Transfer Registrar Co. to transmit the PITOOEY! Shares by DWAC, a certificate representing the whole number of Raadr Shares will be sent by mail as soon as practicable following the receipt of the Certificates, this Letter of Transmittal and a check payable to Manhattan Transfer Registrar Co. in the amount of $ 45.00 (“Transfer Fee”) for each certificate representing Raadr Shares to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Transfer Agent.

Manhattan Transfer Registrar Co. participates in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program. Therefore, in lieu of delivering physical certificates representing the Raadr Shares, upon written request of the undersigned, so long as the undersigned is not obligated to return such certificate for the placement of a legend thereon, Manhattan Transfer Registrar Co. shall electronically transmit the Raadr Shares by crediting the account of undersigned’s prime broker with DTC through its Deposit Withdrawal Agent Commission system.

Please issue and deliver the certificate representing the number of Raadr Shares to which the undersigned is entitled in exchange for the Certificates surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under “Description of Certificates Surrendered” above unless otherwise indicated under “Special Registration Instructions” or “Special Delivery Instructions” below.

ELECTRONIC TRANSMISSION INSTRUCTIONS

(See Instruction 2 below)

COMPLETE ONLY if the Raadr Shares are to be transmitted to the undersigned’s account with a Prime broker.

Transmit Raadr Shares to:

Name of Prime Broker

__________________________________________

(Please Print)

Account Name: _____________________________

(Must be the same as name of the registered holder(s) appearing under “DESCRIPTION OF CERTIFICATES SUBMITTED”

Account No. ______________________________

Address __________________________________

_________________________________________

(Include Zip Code)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 2 below)

COMPLETE ONLY if the certificates for Raadr Shares are to be issued in a different name or are to be sent OTHER than to the address of the registered holder(s) appearing under “DESCRIPTION OF CERTIFICATES SUBMITTED.”

Mail or deliver to:

Name _____________________________

(Please Print)

Address __________________________

__________________________________

(Include Zip Code)

__________________________________

(Tax Identification or Social

Security Number)

(See Substitute Form W-9)

The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim.  The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed.  See Instruction 2.)

______________________________________________________________________________________________

(Signature(s) of Shareholder(s)

Dated: ______________________________________________________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s): ____________________________________________________________________________________

___________________________________________________________________________________________

(Please Type or Print)

Capacity (Full Title) ___________________________________________________________________________

Address ____________________________________________________________________________________

(include Zip Code)

Area Code and Tel.  No. ________________________________________________________________________

Tax Identification or

Social Security No. ____________________________________________________________________________

Guarantee of Signature(s)

(See Instruction 2)

Authorized Signature __________________________________________________________________________

Name ______________________________________________________________________________________

___________________________________________________________________________________________

(Please Type or Print)

Name of Firm _________________________________________________________________________________

Address ____________________________________________________________________________________

___________________________________________________________________________________________

(Include Zip Code)

Area Code and Tel. No. _________________________________________________________________________

Dated: ______________________________________________________________________________________

_____________________________________________________________________________________________

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments.  Please review the Instructions and the information provided under “Important Tax Information” in this Letter of Transmittal.

INSTRUCTIONS

1.  Delivery of Letter of Transmittal and Certificates.  Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to Manhattan Transfer Registrar Co. at the address shown on the face of this Letter of Transmittal.  If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.  The method of delivery of this Letter of Transmittal, Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Manhattan Transfer Registrar Co.  A Letter of Transmittal, Certificates and any other required documents must be properly received by Manhattan Transfer Registrar Co., in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of Certificates to pass to the Company.  If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

2.  Guarantee of Signatures.  Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution”), unless Certificate(s) are surrendered (i) by the registered holder of PITOOEY! Shares who has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3.  Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person’s authority so to act.

4.  Validity of Surrender; Irregularities.  All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company.  The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties.  A surrender will not be deemed to have been made until all irregularities have been cured or waived.

5.  Special Delivery Instructions.  Indicate the name and address of the person(s) to which certificates for Raadr Shares are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

6.  Additional Copies.  Additional copies of this Letter of Transmittal may be obtained from Manhattan Transfer Registrar Co. located at 531 Cardens Court, Erie, Colorado 80516.

7.  Inadequate Space.  If the space provided on this Letter of Transmittal is inadequate, Certificate numbers and numbers of PITOOEY! Shares should be listed on a separate signed schedule affixed hereto.

8.  Letter of Transmittal Required; Surrender of Certificates; Lost Certificates.  A shareholder will not receive any certificates for Raadr Shares unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Manhattan Transfer Registrar Co., together with Certificates representing such PITOOEY! Shares and any required accompanying evidences of authority in form satisfactory to Manhattan Transfer Registrar Co.  If Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal.  In such event, the Transfer Agent will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

9.  Substitute Form W-9.  Each shareholder is required to provide a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9.  Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on any future payments.  The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.  If the box in Part 3 is checked and the Company is not provided with a TIN within 60 days, the Company will, withhold 31% of any payments thereafter until a TIN is provided to the Company.

IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payments that are made to such shareholder may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates. If Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

PAYER’S NAME:  PITOOEY!, Inc.

SUBSTITUTE FORM W-9	Part 1 PLEASE PROVIDE YOUR TIN IN THE SPACE BELOW AND CERTIFY BY SIGNING AND DATING PART 3.

Social Security Number OR Employer Identification Number

DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE

Part 2  Check the box if you are NOT subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding

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PAYERS REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (“TIN”)	Part 3 CERTIFICATION - Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

Signature:

Date:

Awaiting TIN?	[ ]

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.  PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.